                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       -----------------------------------


           DATE OF REPORT:                      APRIL 5, 2004
                                     ---------------------------------
                                     (DATE OF EARLIEST EVENT REPORTED)


                                    333-82617
                              --------------------
                                (COMMISSION FILE
                                     NUMBER)

     MICHIGAN           VENTURE HOLDINGS COMPANY LLC               38-3470015
     MICHIGAN                    VEMCO, INC.                       38-2737797
     MICHIGAN          VENTURE INDUSTRIES CORPORATION              38-2034680
     MICHIGAN      VENTURE MOLD & ENGINEERING CORPORATION          38-2556799
     MICHIGAN              VENTURE LEASING COMPANY                 38-2777356
     MICHIGAN                VEMCO LEASING, INC.                   38-2777324
     MICHIGAN           VENTURE HOLDINGS CORPORATION               38-2793543
     MICHIGAN              VENTURE SERVICE COMPANY                 38-3024165
     MICHIGAN            EXPERIENCE MANAGEMENT, LLC                38-3382308
     MICHIGAN               VENTURE EUROPE, INC.                   38-3464213
     MICHIGAN              VENTURE EU CORPORATION                  38-3470019
-----------------  ---------------------------------------     -----------------
 (STATE OR OTHER    (EXACT NAME OF REGISTRANT AS SPECIFIED     (I.R.S. EMPLOYER
 JURISDICTION OF               IN ITS CHARTER)                   IDENTIFICATION
  INCORPORATION)                                                    NUMBER)

            6555 15 MILE ROAD
       STERLING HEIGHTS, MICHIGAN                              48312
---------------------------------------------              ---------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                 (586) 276-1701
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  Venture Holdings Company LLC ("Venture Holdings") and its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (collectively the "Chapter 11 Cases") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, at Detroit, Michigan (the "Bankruptcy Court"). The Debtors and the Official Committee of Unsecured Creditors of Venture Holdings (the "Committee"), as co-plaintiffs, filed suit on April 5, 2004 in the Bankruptcy Court against Larry J. Winget, Sr. ("Winget"), the sole beneficiary of the Venture Holdings Trust (which, in turn, owns all of the equity interest in Venture Holdings), certain relatives of Winget and certain entities owned or controlled by Winget (collectively "Defendants"). The lawsuit filed by the Debtors and the Committee asserts in part:

                           "The Debtors have entered into a
                           series of related party transactions
                           with various Winget-controlled
                           affiliates at the direction of Winget,
                           pursuant to which the Debtors received
                           little to no consideration and/or less
                           than reasonably equivalent value."

                  The lawsuit, in conjunction with certain lawsuits previously filed by Debtors in the Bankruptcy Court against Winget-controlled or Winget-affiliated entities, seeks, inter alia, the following relief:

         1. Recovery of payments to one or more of Defendants aggregating in excess of Three Hundred Million Dollars ($300,000,000) together with interest thereon (collectively the "Transfers" herein).

         2. Avoidance of certain of the Transfers as preferential transfers under Sections 547 and 550 of the Bankruptcy Code.

         3. Avoidance of certain of the Transfers as fraudulent transfers under Sections 544, 548 and 550 of the Bankruptcy Code.

         4. Recharacterization of the debts owed by Debtors to Defendants as equity contributions.

         5. Substantive consolidation of the assets and liabilities of Defendants with those of Debtors.



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         6.       Imposition of a constructive trust for the benefit of Debtors on properties transferred to Defendants by Debtors or obtained by Defendants with funds transferred to Defendants by Debtors.

         7. The appointment of an equity receiver to preserve, protect and administer certain contracts between and among Debtors and certain of the Defendants and the personal property, real property and equipment related thereto, which are essential to the continued operation of Debtor's automotive supply businesses.

         8.       Disallowance of Defendants' claims against Debtors pursuant to
                  Section 502 (d) of the Bankruptcy Code.

                  In addition to the lawsuit described above, the Debtors have delivered to the United States Securities Exchange Commission, Division of Enforcement (the "SEC") a report prepared by Doeren Mayhew, forensic advisers to the Debtors (herein the "DM Report"), which describes the transactions referenced in, and calculates the value of the Transfers which are the subject of, the Lawsuit. In light of the information contained in the DM Report, it appears that financial information previously publicly reported by Venture Holdings as far back as at least 1998 is unreliable and should not be relied upon by investors.

                  In addition to the foregoing, management and the respective boards of managers/directors of the Debtors, in a matter that the Debtors believe is unrelated to the Winget litigation, has directed Debtors' counsel to meet with the United States Attorney for the Eastern District of Michigan to discuss an additional Doeren Mayhew report regarding apparent accounting irregularities at the Debtors' Grand Blanc, Michigan facility. Investigation by the Debtors and Doeren Mayhew disclosed the following:

         1. Apparent understatement of payables at the Grand Blanc facility during fiscal 2003 aggregating $8,000,000 -- $10,000,000

         2. Overstatement of inventory at the Grand Blanc facility during fiscal 2002 and 2003 in the range of $2,500,000 -- $2,800,000.

                  Debtors' pre-bankruptcy and post-bankruptcy working capital lenders have been provided with the relevant Doeren Mayhew report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                VENTURE HOLDINGS COMPANY LLC
                                                VEMCO, INC.
                                                VENTURE INDUSTRIES CORPORATION
                                                VENTURE MOLD & ENGINEERING
                                                    CORPORATION
                                                VENTURE LEASING COMPANY
                                                VENTURE LEASING, INC.
                                                VENTURE HOLDINGS CORPORATION
                                                VENTURE SERVICE COMPANY
                                                EXPERIENCE MANAGEMENT, LLC
                                                VENTURE EUROPE, INC.
                                                VENTURE EU CORPORATION


                                                By: /s/ Kenneth E. Anderson
                                                    ----------------------------
                                                    Kenneth E. Anderson
                                                    Chief Financial Officer

Date: April 6, 2004



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